JANUARY 11, 2000

                     DREYFUS PREMIER TECHNOLOGY GROWTH FUND

                                SUPPLEMENT TO THE

                        PROSPECTUS DATED JANUARY 1, 2000

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE "MANAGEMENT" SECTION OF THE FUND'S PROSPECTUS:

Barry Mills also serves as a portfolio manager for the fund. Mr. Mills has been a senior managing analyst in Dreyfus' equity research department since July 1999. From February 1997 through April 1999, Mr. Mills served as a senior equity analyst with Phoenix Investment Partners, Ltd. From 1995 to February 1997, he served as Director of Research for Howe and Rusling, Inc.